UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 6, 2016

CVSL INC.
(Exact name of registrant as specified in its charter)

Florida	001-36755	98-0534701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2950 North Harwood Street, 22nd Floor
Dallas, Texas 75201
(Address of principal executive offices and zip code)

(972) 398-7120
(Registrant’s telephone number, including area code)

2400 North Dallas Parkway, Suite 230
Plano, Texas 75093
(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Certain Non-Qualified Stock Options to purchase a total of 1,000,000 shares of CVSL Inc. common stock, which had been granted on July 30, 2015 in consideration for services to be rendered to CVSL, Inc. were revoked by the Compensation Committee of CVSL Inc., acting through its Chairman, William Randall, on January 6, 2016, based on the awardees’ failure to perform services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CVSL Inc.

Date: January 6, 2016	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President